This instrument prepared by and when recorded return to: Audrey A. Ellis, Esq. Bilzin Sumberg Dunn
  Price & Axelrod LLP
2500 First Union Financial Center
Miami, Florida 33131-2336

                     NOTE AND MORTGAGE ASSUMPTION AGREEMENT
                                         (ASW 1995-C1; LOAN NO. 009590229)


         THIS NOTE AND MORTGAGE ASSUMPTION AGREEMENT (this "Agreement") dated as of February 24, 1999, among LASALLE NATIONAL BANK FOR THE BENEFIT OF CERTIFICATE HOLDERS OF AMERICAN SOUTHWEST FINANCIAL SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-C1 ("Lender"), having an address at 135
S. LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attn: Jay Lally Re: ASW 1995-C I, Loan #009590229; MAD RIVER PROPERTIES LTD., an Ohio limited liability company, successor in interest by merger to Mad River Ltd., an Ohio limited partnership, having an address at c/o The Beerman Realty Co., I 1 West Monument Building, 8th Floor, Dayton, Ohio 45402 ("Original Borrower"); and ACADIA MAD RIVFR PROPERTY LLC, a Delaware limited liability company, having an address at 20 Soundview Marketplace, Port Washington, New York 11050 and having a Federal Taxpayer Identification Number of 11-3465079 ("New Borrower"). Original Borrower and New Borrower are hereinafter sometimes collectively referred to as "Borrower Parties."

                              PRELIMINARY STATEMENT

        A. Original Borrower is the current owner of fee title to that certain real property (the "Land") and the buildings and improvements thereon (the "Improvement "), located in the Township of Miami, County of Montgomery, State of Ohio, more particularly described in Exhibit "A" attached hereto and made a part hereof commonly referred to as the "Mad River Station Shopping Center" (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Project").

         B. Lender is the current owner and holder of a loan ("Loan") in the original principal amount of $8,000,000 evidenced by that certain Promissory Note dated as of May 23, 1995 (the Promissory Note, as same may be renewed, consolidated, replaced, extended, substituted, amended or otherwise modified, shall hereinafter be referred to as the "Note") made by Original Borrower in favor of Column Financial, Inc., a Delaware corporation ("Original Lender"), in the principal amount of $8,000,000 and secured by, among other things, (i) an Open-End Mortgage and Security Agreement dated as of May 2' ), 1995 (the "Mortgage") made by Original Borrower for the benefit of Original Lender and encumbering the Project, recorded on May 23, 1995 under Microfiche No. 95-1322BOI of the Records of the County of Montgomery, State of Ohio (the "Records"); (ii) an Assignment of Leases and Rents dated as of May 23, 1995 (the "Assignment of Rents") made by Original Borrower for the benefit of Original Lender and recorded on May 23, 1995, under Mortgage Microfiche No. 95-1323AO6 of the Records; (iii) those certain UCC-1 Financing Statements (the "Financing Statements") reflecting Original Borrower, as Debtor and Original Lender, as Secured Party recorded under Mortgage Microfiche Nos.95-173AO5 and 95-173AI I of the Records and filed with the Ohio Secretary of State on May 25, 1995 under File Number AL88563; (iv) a Hazardous Substances Indemnity Agreement dated as of May 23, 1995 ("Hazardous Indemnity") made by Original Borrower and Barbara Weprin ("Welprin") in favor of Original Lender; and (v) an Indemnity and Guaranty Agreement dated as of May 23, 1995 ("Guaranty") made by Weprin in favor of Original Lender.

         C. The Note, the Mortgage, the Assignment of Rents, the Financing Statements, the Hazardous Indemnity, the Guaranty and any and all other agreements, documents, and other instruments evidencing, securing or in any manner relating to the Loan shall hereinafter be collectively referred to as the "Loan Documents."

         D. New Borrower desires to purchase the Project from Original Borrower and to assume all of Original Borrower's obligations under the Loan Documents.

         E. A sale of the Project to and the assumption of the Loan by a third party without the consent of the holder of the Mortgage is prohibited by the terms thereof.

         F. As required by the Loan Documents, the Lender has agreed to permit the Original Borrower to sell the Project to the New Borrower and the New Borrower to assume all of Original Borrower's obligations under the Loan Documents.

         In consideration of $1 0.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE 1
                 ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS


         1.1 Original Borrower Representations. As a material inducement to Lender to enter into this Agreement, to consent to the sale of the Project to New Borrower, and to permit the New Borrower to assume all of Original Borrower's obligations under the Loan Documents, Original Borrower acknowledges, represents, warrants and agrees to and with Lender as follows:

                  (a) Authority of Original Borrower. 0riginal Borrower is a duly formed, validly existing limited liability company formed and in good standing under the laws of the State of Ohio. William S. Weprin ("Original Borrower Manager") is the sole manager of Original Borrower. The execution, delivery, and performance of this Agreement by Original Borrower has been duly and properly authorized pursuant to all requisite company action. William S. Weprin, as President of Original Borrower, acting alone without the joinder of any member or other officer of Original Borrower or any other party has the power and authority to execute this Agreement on behalf of Original Borrower and to duly bind Original Borrower under this Agreement. The execution, delivery and performance of this Agreement by Original Borrower does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the operating agreement or other organizational documents of Original Borrower or (ii) result in a breach or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

                  (b) Compliance with Laws. Original Borrower has not received any written notice from any governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to zoning laws or building codes or regulations.

                  (c) Rent Roll. The Rent Roll ("Rent Roll") attached hereto and made a part hereof as Exhibit "B" is a true, complete and accurate summary of all tenant leases affecting the Project as of the date of this Agreement.

                  (d) Title to Project and Legal Proceedings. Original Borrower is the current owner of fee title in the Project. There are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower, Original Borrower Manager or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency,

                  (e) Other Loans. Neither Original Borrower nor any member of Original Borrower or shareholder, director, any principal or other affiliate of Original Borrower or member of Original Borrower has any other loans from Original Lender, Lender or any other conduit lender or any other loans payable to Midland Loan Services, as servicer.

                  (f) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower. Original Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's officers, directors, servicers or predecessors in interest with respect to (i) the Loan, (ii) the Loan Documents, (iii) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (iv) the administration or funding of the Loan or (v) the development, operation or financing of the Project. To the extent Original Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action. Original Borrower waives and relinquishes them as of the date hereof.

                  (g) Repair and Remediation. All maintenance, repairs and/or remedial or corrective work required under that the Repair Letter and in Exhibit "C" of the Mortgage has been completed in full compliance with such the Repair Letter and the terms of Exhibit "C".

                  (h) RePair and Remediation Reserve. Original Borrower has completed, performed, remediated and corrected to the satisfaction of Original Lender and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations, each of the items described in that certain Required Repair Letter from Original Lender to Original Borrower dated March 23, 1995, all as required by Section C-1 of the Mortgage.

                  (i) Reaffirmation and Release. Original Borrower acknowledges and agrees that nothing contained in this Agreement shall release Original Borrower from any of its obligations, agreements, duties and liabilities under the Loan Documents arising prior to the date hereof, provided, however, by its execution hereof, Lender hereby releases Original Borrower for any acts or events occurring or obligations arising under the Loan Documents (with the exception of the Hazardous Indemnity, the provisions for the release of Original Borrower being set forth in the Reaffirmation of Hazardous Substances Indemnity and Consent of Indemnitors being executed in connection herewith) after the date of the closing of the purchase and sale of the Property and the assumption of the Loan by New Borrower.

         1.2 Acknowledgments, Warranties and Representations of New Borrower. As a material inducement to Lender to enter into this Agreement, to consent to the sale of the Project to New Borrower and to permit the New Borrower to assume all of Original Borrower's obligations under the Loan Documents, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

                  (a) Authority of New Borrower. New Borrower is a validly existing limited liability company duly formed and in good standing under the laws of the State of Delaware and is in the process of qualifying to transact business in the State of Ohio. Acadia Realty Limited Partnership, a Delaware limited partnership ("New Borrower Member"), is the sole member of New Borrower. The execution and delivery of, and performance under, this Agreement by New Borrower has been duly and properly authorized pursuant to all requisite company action. New Borrower Member, acting alone without the joinder of any other member of New Borrower or any other party has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. Neither the execution, delivery or performance of this Agreement nor the performance under the Loan Documents by New Borrower will (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the articles of organization or operating agreement of New Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected.

                  (b) Authority of New Borrower Member. The execution and delivery of and performance under this Agreement by New Borrower Member, as the sole member and on behalf of New Borrower has been duly and properly authorized pursuant to all requisite partnership action. Kenneth F. Bernstein as President of Arcadia Realty Trust, as the sole general partner ("General Partner") of New Borrower Member, acting alone, without the joinder and consent of any other officer or director of General Partner or any other party has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower Member and New Borrower under this Agreement and the Loan Documents. The execution, delivery or performance of this Agreement by New Borrower Member will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower Member is a party or by which the Project may be bound or affected.

                  (c) Compliance with Organizational Documents. New Borrower is in full compliance with, and its organizational documents do not conflict with, any requirements of Section 1.33 of the Loan Documents. New Borrower is not in violation of, and will not in the future violate, any of the terms, covenants and provisions of its organizational documents.

                  (d) Rent Roll. To the best knowledge of New Borrower, the Rent Roll ("Rent Roll") attached hereto and made a part hereof as Exhibit "B" is a true, complete and accurate summary of all tenant leases affecting the Project as of the date of this Agreement.

                  (e) Financial Statement. The I O-Q Report of Acadia Realty Trust ("Acadia") for the period ending September 30, 1998 (the "Financial Statements") which has been previously delivered to Lender is true, complete and accurate in every material respect and accurately represents the financial condition of Acadia as of the date thereof. There has not been any material adverse change between the date of said Financial Statement and the date of this Agreement. New Borrower acknowledges that said Financial Statement has been provided to Lender to induce Lender to enter into this Agreement and is being relied upon by Lender for such purposes.

                  (f) Title to Project and Legal proceedings. To the best knowledge of New Borrower, there are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against any of New Borrower or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person or entity, including, without limitation, any government or governmental agency.

                  (g) Other Loans. Neither New Borrower nor any member of New Borrower or any shareholder, director, principal or other affiliate of New Borrower or any partner or member of New Borrower has any other loans from Original Lender, Lender or any other conduit lender or any other loans payable to Midland Loan Services, as servicer.

                  (h) Management of Project. New Borrower has engaged Hutensky Group, LLC ("Manager") to manage the Project, pursuant to a written Management Agreement, a true and correct copy of which has been provided to Lender ("Management Agreement"). New Borrower further covenants and agrees to comply with all terms and conditions of the Mortgage concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Project by any entity other than Manager.

                  0) Loan Documents. As of the date hereof, the Loan Documents constitute valid and legally binding obligations of New Borrower enforceable against New Borrower and the Project in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules, regulations or other laws affecting the enforcement of creditors' rights and remedies generally. New Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's officers, directors, servicers or predecessors in interest with respect to (i) the Loan, (ii) the Loan Documents, (iii) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (iv) the administration or funding of the Loan or (v) the development, operation or financing of the Project. To the extent New Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action, New Borrower knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents.

                  (k) ERISA. New Borrower covenants and agrees that for so long as the loan is outstanding, unless Lender shall have previously consented in writing, (i) New Borrower will take no action that would cause it to become an "employee benefit plan" as defined in 29 C.F.R. Section 2510.3-1 0 1, or "assets of a governmental plan" subject to regulation under the state statutes, and (ii) New Borrower will not sell, assign or transfer the Project, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant.

                  (1) Qualification to do Business in Ohio. Within 45 days from the date hereof, New Borrower shall submit to Lender satisfactory evidence that it has qualified to transact business in the State of Ohio.

         1.3 Acknowledgments, Warranties and Representations of Borrower Parties. As a material inducement to Lender to enter into this Agreement, to consent to the sale of the Project to New Borrower and to permit the New Borrower to assume the indebtedness due under the Loan and all of Original Borrower's other obligations under the Loan Documents, Borrower Parties acknowledge, warrant, represent and agree to and with Lender as follows:

                  (a) Indebtedness. As of February 17, 1999, the outstanding principal balance of the Loan which is being assumed by New Borrower is $7,661,302.15. The following escrow and reserve balances are being held by Lender as of the date hereof. (i) tax escrow balance of $169,287.82 ($117,494.67 of which will be disbursed by Lender to pay the current taxes due) ; (ii) insurance escrow balance of $19,679.42 and (iii) leasing reserve balance of $75,675.1 1. Original Borrower and New Borrower acknowledge and agree that Lender will continue to hold the escrow and reserve balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. In the event of an error or omission of the foregoing information, Lender does not in any way prejudice its rights and entitlement to all monies lawfully due Lender under the terms of the Loan Documents.

                  (b) Compliance with Laws. All permits, licenses, franchises, or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect.

                  (c) No Default. To Borrower Parties' knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default under Section 2.1 of the Mortgage.

                  (d) Bankruptcy. Neither of Borrower Parties has any present intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title I 1, U.S.C.A. ("Bankruptcy Code"), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors ("Debtor Proceeding") under any local, state, federal or insolvency law or laws providing relief for debtors or (ii) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against either of Borrower Parties or any member of either of Borrower Parties, or (iii) directly or indirectly to cause the Project or any portion or any interest of either of Borrower Par-ties in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

                  (e) Further Assurances. Borrower Parties shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

         1.4 Acknowledgments, Representations and Warranties of Lender. By its execution hereof, Lender confirms that to Lender's actual knowledge, the amounts set forth in Section 1.3(a) above are correct and Lender has not issued any written notices of default to Original Borrower that have not been cured.

         1.5 Reaffirmations. Original Borrower reaffirms and, to the best of New Borrower's knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof.

                                    ARTICLE 2
                          COVENANTS OF BORROWER PARTIES


         Borrower Parties covenant and agree with Lender that:

         2.1 Assumption of Loan. New Borrower hereby assumes the indebtedness due under the Loan and all of Original Borrower's other obligations, as grantor, trustor, mortgagor, borrower, indemnitor, guarantor, trustor or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments, rather than Original Borrower. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

         2.2 Transfer Fee. Simultaneously with the execution hereof, Original Borrower and/or New Borrower shall pay Lender a transfer fee equal to $7,500.00 and an administrative fee of $125.00.

         2.3 Release and Covenant Not To Sue. Borrower Parties, jointly and severally, on behalf of themselves and all of their respective heirs, successors and assigns, remise, release, acquit, satisfy and forever discharge Lender or any of Lender's predecessors in interest and any subsidiary or affiliate of Lender or any of Lender's predecessors in interest, and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, Lennar Partners, Inc.), attorneys, representatives, participants, successors and assigns of Lender and Lender's predecessors in interest (collectively, "Lender Parties") from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, including, without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the Project or its development, financing and operation, and (d) any other agreement or transaction between any of Borrower Parties and any of Lender Parties. Borrower Parties, jointly and severally, for themselves and all of their respective heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

         As further consideration for the agreements herein contained, Borrower Parties hereby agree, represent and warrant that the matters released in this Agreement are not limited to matters which are known or disclosed. In this connection, Borrower Parties hereby agree, represent, and warrant that they realize and acknowledge that factual matters now unknown to one or more of the Borrower Parties may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, demands, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Borrower Parties further agree, represent and warrant and that the release herein contained has been negotiated and agreed upon in light of that realization and that Borrower Parties nevertheless hereby intend to release, discharge and acquit all parties so released from any such unknown claims.

         2.4 Payment of Transaction Costs and Expenses. Borrower Parties shall pay at the time of execution of this Agreement by Lender: (i) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Dunn Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (ii) all recording costs and documentary stamps, if any, due upon the recording of this Agreement; and (iii) the costs of updating Lender's policy of title insurance insuring the Mortgage to a current date and endorsing such policy to include this Agreement in the description of the Mortgage, or the cost of obtaining a new Lender's title insurance policy acceptable to Lender insuring the Mortgage as affected by this Agreement.


                                    ARTICLE 3
                              ADDITIONAL PROVISIONS

         3.1 Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the sale of the Project to and the assumption of the Loan by New Borrower. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other sale or conveyance of the Project or assumption of the Loan. Lender's consent provided herein and New Borrower's assumption of the Loan shall not modify or alter in any manner the non-recourse provisions set forth in any of the Loan Documents as they currently apply to Original Borrower and shall like-wise apply to New Borrower.

         3.2 Additional Documents. Contemporaneously with the execution and delivery of this Agreement and as a material inducement to Lender to enter into this Agreement, (a) New Borrower and Original Borrower shall have executed and delivered to Lender UCC-3 Statements of Change amending the Financing Statements for recording in the Records and filing with the Secretary of' State of Ohio to add New Borrower as an additional debtor; (b) New Borrower, and New Borrower Member shall have executed and delivered to Lender a Hazardous Substances Indemnity Agreement in a form acceptable to Lender; (c) New Borrower Member shall have executed and delivered to Lender an Indemnity and Guaranty Agreement in a form acceptable to Lender; (d) Original Borrower and Weprin have executed and delivered to Lender a Reaffirmation of Hazardous Substances Indemnity Agreement and Consent of Indemnitors in a form acceptable to Lender; (e) Weprin has executed and delivered to Lender a Reaffirmation of Indemnity and Guaranty Agreement and Consent of Indemnitor in a form acceptable to Lender; and (t) Manager and New Borrower shall have executed a Manager's Consent and Subordination of Management Agreement, in a form acceptable to Lender.

         3.3 References to Loan Documents. All references to the term "Loan Documents" in the Mortgage and the Assignment of Rents shall hereinafter mean and refer to (i) all of the Loan Documents described therein, (ii) this Agreement and (iii) any and all other documents executed in connection with or otherwise pertaining to this Agreement.


                                    ARTICLE 4
                            MISCELLANEOUS PROVISIONS


         4.1 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

         4.2 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

         4.3 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

         4.4 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Borrower Parties have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower Parties.

         4.5 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

         4.6 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

                            Midland Loan Services
                            MBS Administration
                            210 West 10th Street
                            Kansas City, Missouri 64105
                            Attn:    Julie Hawkins
                            Re: ASW 1995-Cl
                            Loan No. 009590229

                            With a copy to:

                            Bilzin Sumberg Dunn Price & Axelrod LLP
                            2500 First Union Financial Center
                            Miami, Florida 33131-2336
                            Attn:    Audrey A. Ellis, Esq.

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

                            Mad River Properties, Ltd.
                            c/o Beerman Realty Co.
                            11 West Monument Building, 8th Floor
                            Dayton, Ohio 45402
                            Attn:    Eric S. Hungerford, Esq.

                            With a copy to:

                            Eric S. Hungerford, Esq.
                            c/o The Beerman Realty Company
                            11 West Monument Building, Suite 800
                            Dayton, Ohio 45402

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

                            Acadia Mad River Property LLC
                            c/o Acadia Realty Trust
                            20 Soundview Marketplace
                            Port Washington, New York II 050
                            Attn: Robert Masters, Esq.

                            With a copy to:

                            Robert Masters, Esq.
                            c/o Acadia Realty Trust
                            20 Soundview Marketplace
                            Port Washington, New York 11050

         4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         4.8 Headings, Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

         4.9 Modifications . The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

         4.10 Time of Essence-, Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

         4.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

         4.12     Submission to Jurisdiction.

                  (a) BORROWER PARTIES, TO THE FULL EXTENT PERNUTTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF OHIO OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, THE NOTE, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, (ii) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN MONTGOMERY COUNTY, OHIO, (iii) SUBMIT TO THE JURISDICTION OF SUCH COLTRTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT THEY WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER PARTIES FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER PARTIES AT THE ADDRESSES FOR NOTICES DESCRIBED HEREIN, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

                  (b) BORROWER PARTIES. TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE. RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS, THE INDEBTEDNESS SECURED BY THE

LOAN DOCUMENTS OR ANY CONDUCT, ACT OR OMISSION OF BORROWER PARTIES OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BORROWER PARTIES IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

The parties have executed and delivered this Agreement as of the day and year first above


Signed, sealed and delivered                         LENDER:
in the presence of
                                                     LASALLE  NATIONAL  BANK FOR THE BENEFIT OF  CERTIFICATEHOLDERS
                                                     OF  AMERICAN  SOUTHWEST  FINANCIAL   SECURITIES   CORPORATION,
                                                     COMMERCIAL   MORTGAGE  PASS  -THROUGH   CERTIFICATES,   SERIES
                                                     1995-Cl

Sign:                                                By: LENNAR PARTNERS,  INC.,
                                                     as attorney-in-fact
Print Name:

                                                      By:_______________________________________
                                                             Ronald E. Schrager, Vice President


STATE OF FLORIDA           )
                           ) SS.:
COUNTY OF MIAMI-DADE       )

                    The foregoing instrument was acknowledged before me this 19 day of February, 1999, by Ronald E. Schrager, as Vice President of Lennar Partners Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for LASALLE NATIONAL BANK FOR THE BENEFIT OF CERTIFICATEHOLDERS OF AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-Cl. He/She is personally known to me or has produced a Florida driver's license as identification.

                                      -----------------------------
                                      Notary Public, State of Florida


                                      Print Name of Notary:
                                      Notary's Commission Expires:

Signed, sealed and delivered
in the presence of:
                                      ORIGINAL BORROWER:

                                      MAD RIVER PROPERTIES LTD., an Ohio
                                      limited liability company, successor in
                                      interest to Mad River Ltd., an . Ohio
                                      limited partnership

                                      By:_____________________________
                                      William S. Weprin, Manager and President


STATE OF FLORIDA           )
                           ) SS.:
COUNTY OF MONROE

         I HEREBY CERTIFY that before me personally appeared William S. Weprin, to me well known and known to me to be the President of MAD RIVER PROPERTIES LTD., an Ohio limited liability company, successor in interest to Mad River Ltd., an Ohio limited partnership and he did acknowledge before me that said instrument is the free act and deed by him for the purposes therein expressed.


         WITNESS my hand and official seal this 19th day of February, 1999.

                                   ----------------------------------
                                   Notary Public. State of Florida

                                   Print name of Notary
                                   Notary's Commission Expires:


Signed, sealed and delivered       NEW BORROWER:
in the presence of:
Sign: ___________________          ACADIA MAD RIVER PROPERTY LLC, a Delaware
                                   limited liability company
                                   By: Acadia Realty Limited Partnership, a
Print:____________________               Delaware limited partnership
                                   By: Acadia Realty Trust, a Maryland real
                                         estate investment trust, its general
                                         partner

                                   By:______________________________________
                                            Kenneth F. Bernstein, President



STATE OF NEW YORK )
                  ) SS:
COUNTY OF NASSAU  )

         I HEREBY CERTIFY that before me, personally appeared Kenneth F. Bernstein, to me well known and known to me to be the President of Acadia Realty Trust, a Maryland real estate investment trust, as the general partner of Acadia Realty Limited Partnership, a Delaware limited partnership, as the sole member of ACADIA MAD RIVER PROPERTY LLC, a Delaware limited liability company, and he did acknowledge before me that said instrument is the free act and deed by him for the purposes therein expressed.

         WITNESS my hand and official seal in the County and State last aforesaid thiS 22nd day of February, 1999.


                                                 Notary Public

                                    EXHIBIT A
                              PROPERTY DESCRIPTION


PARCEL 1:

Situate in the Township of Miami, County of Montgomery, State of Ohio and being Lot numbered FIVE (5) Corrective Record Plan Mad River Station No. 2 as recorded in Plat Book 133, page 3 of the Montgomery County, Ohio Records.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED REAL ESTATE:

Located in Section 7, Town 1, Range 6 MRS, Miami Township, county of Montgomery, State of Ohio and being a tract of land described as follows:


Being a part of Lot 5 of Mad River Station No. 2 as recorded in Plat Book 133, page 3, beginning at the northwest corner of Lot 5 of Mad River Station No. 2 as recorded in Book 133, page 3 in the Plat Records of Montgomery County, Ohio;

thence with the north line of said Lot 5, South eighty-seven degrees forty-six minutes thirty-eight seconds (870 461 3811) East for two hundred six and 54/100 (206.54) feet;

then South two degrees thirteen minutes twenty-two seconds (2 13' 22") West for forty and 00/100 (40.00) feet;

thence North eighty-six degrees twenty minutes zero seconds (86 201 00") West for one hundred four and 41/100 (104.41) feet;

thence South two degrees eleven minutes fifty-five seconds (2 111 55") East for forty and 88/100 (40.88) feet to a corner in the west side of said Lot 5;

thence with the west side of said Lot 5 on the following two courses: North eighty-four degrees five minutes fifty-six seconds (84 051 56") West for ninety-nine and 89/100 (99.89) feet and North two degrees fifteen minutes f fifty-six seconds (2 10 151 56") West for seventy-one and 93/100 (71.93) feet to the point of beginning, containing 0.265 acres, more or less.

PARCEL 11 (EASEMENT)

Together with Easement rights created by Reciprocal Easement Agreement between Mad River Ltd., an Ohio Limited Partnership, and CAS III Limited Partnership, an Ohio Limited Partnership, dated February 26, 1993, filed for record October 21, 1993 at 1:57 p.m., and recorded as Deed No. 93-673BO8 of the Montgomery County, Ohio Records.


PARCEL III:

Situate in the Township of Miami, county of Montgomery, State of Ohio and being Lots numbered FIVE (5) and SIX (6) Mad River Station 11, Section 2 as recorded in Plat Book 142, page 40 of Montgomery County, Ohio Records.


PARCEL IV:

Situate in the Township of Miami, county of Montgomery, State of Ohio and being Lot numbered one (1) Mad River Station 11 as recorded in Plat Book 131, page 17 of Montgomery County Records.


PARCEL V:

Situate in the Township of Miami, County or Montgomery, State of Ohio and being Lot numbered two (2) Mad River Business Park Section one as recorded inplat Book 123, page 6 of Montgomery County records.